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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              ____________________
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 14,1997(June 30, 1997)
                                                 _______________________________
                        INTERUNION FINANCIAL CORPORATION
________________________________________________________________________________
               (Exact Name of Registrant as Specified in Charter)


 DELAWARE                             000-28638               52-2002396
________________________________________________________________________________
(State or Other Jurisdiction         (Commission            (IRS Employer
    of Incorporation)                  File Number)         Identification No.)


 SUITE 301H  249 ROYAL PALM WAY  PALM BEACH FLORIDA  33480
________________________________________________________________________________
(Address of Principal Executive Offices)             (Zip Code)

Registrant's telephone number, including area code (561) 820-0084 (416)955-0777
                                                  _____________________________

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

a) On June 30, 1997, InterUnion Financial Corporation (the "Company") sold 60,000 common shares of its capital stock at $3.00 per share to Selwyn J. Kletz ("Kletz") pursuant to the exercise of an option held by Kletz. This sale was reported by the Company in its 10Q-SB filing to the Commission on August 12, 1997.

b) On July 31, 1997, the Company sold 15,000 common shares of its capital stock at $6.00 per share to Meinl Bank, A.G. ("Meinl") pursuant to the exercise of a stock purchase warrant held by Meinl Bank.

No underwriter was involved in the above-mentioned sales.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTERUNION FINANCIAL CORPORATION
                                        ________________________________
                                                  (Registrant)



Date NOVEMBER 14, 1997                  By /S/ GEORGES BENARROCH
     _________________                    ______________________________
                                            GEORGES BENARROCH, PRESIDENT